Exhibit 99.1

CONSENT OF CBRE, INC. DBA CBRE HOTELS

Watermark Lodging Trust, Inc.:

We hereby consent to the references to our firm and description of our role in the appraisal of the fair market value of Watermark Lodging Trust’s (the “Company”) real estate portfolio as of December 31, 2021, included in this Current Report on Form 8-K, as amended, and incorporated by reference into the Company’s Registration Statement on Form S-3D (File No. 333-219966) and the related prospectus included therein.

By:	/s/ CBRE, Inc. dba CBRE Hotels
CBRE, Inc. dba CBRE Hotels